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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  October 11, 1996



                            GENERAL AUTOMATION, INC.
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             (Exact name of Registrant as specified in its charter)




         Delaware                       0-5260                  95-248811
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(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)         Identification Number)



17731 Mitchell North, Irvine, California                          92714
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(Address of principal executive offices)                        (Zip Code)



      Registrant's telephone number, including area code:  (714) 250-4800





                                 Not applicable
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         (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 11, 1996 (the "Closing Date"), General Automation, Inc. (the "Company") completed its purchase from Sequoia Systems, Inc. ("SSI") of substantially all of the assets and business of SSI's "Sequoia Enterprise Systems" business division ("SES"). SES manufactures, services, integrates and distributes fault-tolerant Motorola 68K computer systems operating under SSI's version of UNIX and Intel based computer systems running SSI's and Alpha Micro's versions of the "PICK" application environment and database software products, and engages in various related distribution arrangements. The Company's purchase of SES was made pursuant to an Asset Purchase Agreement dated as of October 3, 1996 between the Company and SSI (the "Purchase Agreement").

         In exchange for SES, the Company has (i) agreed to pay a purchase price of $10,700,000 (subject to possible adjustment based on the net book value of SES as of the Closing Date) (the "Purchase Price"), (ii) assumed certain liabilities of SSI totalling approximately $3,000,000, and (iii) issued to SSI a Stock Purchase Warrant entitling SSI to purchase 250,000 shares of the Company's common stock at an exercise price of $2.50 per share (the "Warrant"). The Warrant will be exercisable during the three year period commencing on the first anniversary of the Closing Date. The consideration for the Company's acquisition of SES was determined by negotiation between the Company's management and the management of SSI.

         The Purchase Price will be paid by the Company in a combination of cash and 750,000 shares of the Company's common stock (the "Payment Stock"). The cash portion of the Purchase Price will be paid in monthly installments, with the amount of each such installment being based on a percentage of the gross revenues received by the Company during the month to which the installment relates from the operation of SES and the Company's overall service and support operations; provided, however, that (i) the Company must pay not less than $490,000 of the cash portion of the Purchase Price by December 31, 1996; and
(ii) the Company must pay by the first anniversary of the Closing Date an amount (comprised of stock and cash) equal to not less than the net book value of SES as of the Closing Date.

         All 750,000 shares of the Company's common stock which comprise the Payment Stock will be issued to SSI as soon as such shares are listed on the American Stock Exchange. However, such shares will be valued, for purposes of applying the same toward the Purchase Price, as follows: (i) 400,000 shares will be valued at $2.50 per share; (ii) 200,000 shares will be valued at the average of the closing per share sales prices of the Company's common stock on the American Stock Exchange during the ten trading days immediately preceding the first anniversary of the Closing Date; and (iii) the remaining 150,000 shares will be valued at the



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average of the closing per share sales prices of the Company's common stock on the American Stock Exchange during the ten trading days immediately preceding any date on which a valuation of such shares is made for purposes of determining the payment of the Purchase Price; provided, however, that if the Purchase Price has not been paid in full prior to the second anniversary of the Closing Date, these shares will be valued at the average of the closing per share sales prices of a share of the Company's common stock on the American Stock Exchange during the ten trading days immediately preceding the second anniversary of the Closing Date.

         The Company has agreed, at its expense, to register under the Securities Act of 1933 for sale by SSI the Payment Stock and the shares issuable upon exercise of the Warrant.

         SSI has agreed not to sell, make any short sale of, loan, or grant any option for the purchase of, any of the Payment Stock without the prior written consent of the Company (i) until the first anniversary of the Closing Date, with respect to any shares of the Payment Stock in excess of 400,000 shares; and (ii) until the second anniversary of the Closing Date, with respect to any shares of the Payment Stock in excess of 600,000 shares.

         The assets which have been purchased by the Company do not include the accounts receivable of SES. However, under the Purchase Agreement, SSI is obligated to pay to the Company an amount equal to 40% of SSI's collections of the accounts receivable of SES in existence on the Closing Date, as those collections are made, until the Company has received a total of $1,560,000; provided, however, that SSI will pay the full $1,560,000 to the Company no later than 120 days following the Closing Date.

         Under the Purchase Agreement, until the earlier to occur of (i) payment of at least 75% of the Purchase Price; or (ii) the date on which SSI no longer is the holder of at least 50% of the shares of the Payment Stock (or if the Warrant has been exercised, the aggregate of the Payment Stock and the shares issued upon exercise of the Warrant), SSI will be entitled to designate an individual for election to the Board of Directors of the Company ("SSI's Designee"); provided, however, that such individual is reasonably acceptable to the Company at the time of his initial designation. Once appointed to the Company's Board, SSI's Designee will serve until the first annual meeting of the stockholders of the Company following the Closing Date and until his successor shall be duly elected and qualified or until his earlier death, disability, removal or resignation.

         So long as SSI possesses the right of designation described in the immediately preceding paragraph, the Company has agreed that (i) the Company will nominate (or shall cause to be nominated) for election at each annual meeting of the stockholders



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of the Company after the Closing Date, the incumbent SSI's Designee or such other individual as SSI may designate; provided, however, that such other individual is reasonably acceptable to the Company at the time of his initial designation; (ii) if SSI's Designee should die, become disabled, be removed, retire or resign during the term of his office, SSI shall be entitled to designate a successor SSI's Designee reasonably acceptable to the Company at the time of his initial designation, in which event the Company shall cause such successor SSI's Designee to be promptly elected as a member of its Board of Directors to fill the vacancy created by such death, disability, removal, retirement or resignation; and (iii) without the prior written consent of SSI (which consent will not be unreasonably withheld, delayed or conditioned), neither the Company nor its Board of Directors will: (A) recommend that SSI's Designee be removed by the stockholders of the Company; or (B) fail to recommend any incumbent SSI's Designee for reelection.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Businesses Acquired. Pursuant to Item 7(a)(4) of Form 8-K, the financial statements required by Item 7(a) of Form 8-K will be filed as an amendment to this Report on Form 8-K as soon as practicable, but in any event not later than sixty days after this Report on Form 8-K must be filed.

         (b) Pro Forma Financial Information. Pursuant to Item 7(b)(2) of Form 8-K, the pro forma financial information required by Item 7(b) of Form 8-K will be filed as an amendment to this Report on Form 8-K as soon as practicable, but in any event not later than sixty days after this Report on Form 8-K must be filed.

         (c) Exhibits. The following Exhibits are filed herewith and incorporated herein by this reference:


      Exhibit Number              Description
      --------------              -----------

            2 Asset Purchase Agreement dated as of October 3, 1996 between the Company and SSI.

            4.1 Stock Purchase Warrant dated October 11, 1996 issued by the Company to SSI.

            4.2 Registration Rights Agreement dated October 11, 1996 between the Company and SSI.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            GENERAL AUTOMATION, INC.



Date:  October 14, 1996                     By: /s/ JOHN R. DONNELLY
                                                -----------------------------
                                                    John R. Donnelly,
                                                    Vice President of Finance



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